                                                                 Exhibit (j)(1)




                               CONSENT OF COUNSEL


                  We hereby consent to (i) the use of our name and the references to our firm under the caption "Counsel" in the Statements of Additional Information that are included in Post-Effective Amendment No. 53 to the Registration Statement on Form N-1A under the Investment Company Act of 1940, as amended, of The Galaxy Fund, (ii) the use and incorporation by reference in said Post-Effective Amendment No. 53 of our firm's opinion and consent of counsel filed as Exhibit (i)(1) to Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A under the Investment Company Act of 1940, as amended, of The Galaxy Fund, (iii) the use and incorporation by reference in said Post-Effective Amendment No. 53 of our firm's opinion and consent of counsel filed as Exhibit (i)(2) to Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A under the Investment Company Act of 1940, as amended, of The Galaxy Fund, (iv) the use and incorporation by reference in said Post-Effective Amendment No. 53 of our firm's opinion and consent of counsel filed as Exhibit (i)(3) to Post-Effective Amendment No. 44 to the Registration Statement on Form N-1A under the Investment Company Act of 1940, as amended, of The Galaxy Fund, (v) the use and incorporation by reference in said Post-Effective Amendment No. 53 of our firm's opinion and consent of counsel filed as Exhibit (i)(4) to Post-Effective Amendment No. 48 to the Registration Statement on Form N-1A under the Investment Company Act of 1940, as amended, of The Galaxy Fund, and (vi) the use and incorporation by reference in said Post-Effective Amendment No. 53 of our firm's opinion and consent of counsel filed as Exhibit (i)(5) to Post-Effective Amendment No. 49 to the Registration Statement on Form N-1A under the Investment Company Act of 1940, as amended, of The Galaxy Fund.




                                              /s/ Drinker Biddle & Reath LLP
                                              ------------------------------
                                              Drinker Biddle & Reath LLP
Philadelphia, Pennsylvania
February 28, 2001